Supplement to the
Fidelity® Nasdaq Composite Index® Tracking Stock
January 28, 2017
Summary Prospectus

Effective on or about June 23, 2017, the following information replaces similar information found in the "Fund Summary" section under the "Purchase and Sale of Shares" heading.

Unlike shares of traditional mutual funds, shares of the fund are not individually redeemable and can be purchased or redeemed directly from the fund at NAV only in large increments called "Creation Units" (10,000 shares per Creation Unit) through certain participants, known as Authorized Participants, in the Depository Trust Company (DTC) or the Continuous Net Settlement System (CNSS) of the National Securities Clearing Corporation. The fund's Creation Units can be purchased and redeemed principally on an in-kind (rather than on a cash) basis for securities included in the Nasdaq Composite Index®.

ETF-SUM-17-01 1.9884068.100	June 12, 2017